UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 29, 2005

Particle Drilling Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30819	20-1563395
(Commission File Number)	(I.R.S. Employer Identification No.)

808 Travis, Suite 850 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement

On March 30, 2005, the Board of Directors of Particle Drilling Technologies, Inc., a Nevada corporation (the “Company”), adopted the Particle Drilling Technologies, Inc. 2005 Stock Incentive Plan (the “Plan”).  The Plan allows the Company to grant options or restricted stock to employees, board members, officers or consultants.  The purpose of the Plan is to attract able persons to serve as directors or consultants or to enter the employ of the Company and its affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its affiliates rest, and whose present and potential contributions to the Company and its affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its affiliates.  A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its affiliates.  The Plan will be administered by the compensation committee of the board of directors.  The committee has the authority to determine the persons to whom awards are to be granted, the time at which awards will be granted, the number of shares to be represented by each award, and the consideration to be received, if any.  The committee also has the power to interpret the Plan and to create or amend its rules.

Reservation of Shares. Grants of stock options and restricted stock may be made pursuant to the Plan. The number of shares of common stock issued under the Plan may not exceed 2,000,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an award. To the extent that an award lapses or the rights of its holder terminate, any shares of common stock subject to the award will again be available for the grant of an award under the Plan. In addition, shares issued under the Plan and forfeited back to the Plan, shares surrendered in payment of the exercise price or purchase price of an award, and shares withheld for payment of applicable employment taxes and/or withholding obligations associated with an award will again be available for the grant of an award under the Plan. The maximum number of shares that may be issued under the Plan, as well as the number and price of shares of common stock or other consideration subject to an award under the Plan, will be appropriately adjusted by the committee in the event of changes in the outstanding common stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, spilt-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of common stock occurring after an award is granted.

Stock Options. The Plan provides for granting (a) “incentive” stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (b) stock options that do not constitute incentive stock options (“non-statutory” stock options). Options granted under the Plan will not qualify as incentive stock options under Section 422 of the Code unless the Plan is approved by the stockholders of the Company by March 29, 2006. In the event that the stockholders of the Company do not approve the Plan by March 29, 2006, all options that may have been granted and that were intended to qualify as incentive stock options shall automatically convert into non-statutory stock options. Currently the Company does not intend to seek stockholder approval of the Plan and therefore does not currently intend to award incentive stock options under the Plan. The exercise price for an option granted under the Plan will be determined by the committee but will be no less than the fair market value of the common stock of the Company on the date the option is granted. The option price upon exercise shall be paid in the manner prescribed by the committee. Additionally, stock appreciation rights may be granted in conjunction with incentive stock options or non-statutory stock options. Stock appreciation rights give the holder, among other things, the right to a payment in cash, common stock, or a combination thereof, in an amount equal to the difference between the fair market value of the common stock at the date of exercise and the option exercise price. The options granted under the Plan are not assignable or transferable, except on the death of a participant, pursuant to a qualified domestic relations order or unless the committee gives its approval. In the event that incentive stock option grants are made under the Plan, such options will be subject to more stringent restrictions on transfer.

Restricted Stock. The Plan permits the committee to grant restricted stock awards. Shares of common stock will be issued or delivered to the employee, consultant or director at the time the award is made without any payment to the Company (other than for any payment amount determined by the committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to the Company as may be determined in the discretion of the committee. The committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on (a) the attainment of one or more performance measures established by the committee, (b) the holder’s continued employment or continued service as a consultant or director for a specified period, (c) the occurrence of any event or the satisfaction of any other condition specified by the committee in its sole discretion or (d) a combination of any of these factors. Upon the issuance of shares of common stock pursuant to a restricted stock award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. The committee may, in its discretion, fully vest any outstanding restricted stock award as of a date determined by the committee.

Change of Control.  The Plan provides that, upon a Corporate Change (as hereinafter defined), the committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash, or adjust the outstanding options as appropriate to reflect such Corporate Change (including, without limitation, adjusting an option to provide that the number and class of shares of common stock covered by such option will be adjusted so that the option will thereafter cover securities of the surviving or acquiring corporation or other property (including cash) as determined by the committee).  The Plan provides that a Corporate Change occurs if (1) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, (3) the Company is to be dissolved and liquidated, (4) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (5) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the board of directors.

Term and Amendment.  The board of directors of the Company may terminate the Plan at any time with respect to any shares of common stock for which awards have not been granted.  The board of directors has the right to alter or amend the Plan at any time, provided that no change in the Plan may be made that would impair the rights of a participant in the Plan with respect to an award previously granted without the consent of the participant.

Federal Income Tax Aspects of the 2005 Plan

Non-Statutory Stock Options and Stock Appreciation Rights.  As a general rule, no federal income tax is imposed on the optionee upon the grant of a non-statutory stock option such as those under the Plan (whether or not including a stock appreciation right) and the Company is not entitled to a tax deduction by reason of such a grant.  Generally, upon the exercise of a non-statutory stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares.  In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee.  Upon the exercise of a non-statutory stock option or a stock appreciation right, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a non-statutory stock option or a stock appreciation right, any appreciation after the date of exercise should qualify as capital gain.  If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company’s tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse.  The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a non-statutory stock option or stock appreciation right.

Incentive Stock Options.  If granted, incentive stock options under the Plan will be intended to constitute “incentive stock options” within the meaning of Section 422 of the Code.  Incentive stock options are subject to special federal income tax treatment.  No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the “holding period”).  In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee’s alternative minimum taxable income.  However, if the optionee exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain.  If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income.  In such event, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee.  The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Restricted Stock. The recipient of a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes.  When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of common stock at such time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction.  All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company.  Notwithstanding the foregoing, the holder of a restricted stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock award based on the fair market value of the shares of common stock on the date of the award, in which case (1) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (2) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (3) there will be no further federal income tax consequences when the risk of forfeiture lapses.  Such election must be made not later than 30 days after the grant of the restricted stock award and is irrevocable.

Section 162(m) of the Code. Subject to certain exceptions, Section 162(m) of the Code precludes a “publicly held corporation” from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. Currently the Company does not qualify as a “publicly held corporation” under Section l62(m) of the Code. Compensation arising from awards granted prior to the Company becoming such a “publicly held corporation” will be exempt from the Section 162(m) deduction limit. Further, since the Plan was adopted prior to the Company becoming such a “publicly held corporation,” compensation arising from award grants under the Plan made after the Company becomes such a “publicly held corporation” but prior to the end of a special transition period will not be subject to the Section 162(m) deduction limitation. This transition period will last until the earliest of (a) the expiration of the Plan, (b) the material modification of the Plan, (c) the issuance of all common stock under the Plan or (d) the first meeting of stockholders at which directors are to be elected that occurs after the close of the first calendar year following the calendar year in which the company becomes such a “publicly held corporation.”

The Plan is not qualified under section 401(a) of the Code.

The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the Plan.  No consideration has been given to the effects of state, local, or other tax laws on the Plan or on participants.

Inapplicability of ERISA

Based upon current law and published interpretations, the Company does not believe the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

On March 29, 2005, the Audit Committee of the Board of Directors of the Company approved the dismissal of Chisholm, Bierwolf & Nilson, LLC (“CBN”) as the Company’s independent registered public accounting firm.

CBN’s reports on the Company’s financial statements for the fiscal years ended September 30, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor have they contained any qualification or modification as to uncertainty, audit scope or accounting principles.  During the fiscal years ended September 30, 2003 and 2004, and through March 29, 2005, the Company has had no disagreements with CBN on any matters of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to CBN’s satisfaction, would have caused CBN to address such disagreement in connection with its report.

On March 29, 2005 the Company engaged UHY Mann Frankfort Stein & Lipp CPAs, LLP (“Mann Frankfort”) to serve as the Company’s independent registered public accounting firm.  During the fiscal years ended September 30, 2003 and 2004, and through March 29, 2005, the Company did not consult with Mann Frankfort regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.  Mann Frankfort served as the independent registered public accounting firm of Particle Drilling Technologies, Inc., a Delaware corporation, which was acquired by the Company on January 14, 2005.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

	16.1	Letter of Chisholm, Bierwolf & Nilson, LLC.
	99.1	2005 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Date:	April 4, 2005	By:	/s/ J. Christopher Boswell
		Name:	J. Christopher Boswell
		Title:	Senior Vice President and
Chief Financial Officer